Exhibit 99.1

Richard M. Cieri (NY 4207122)	Michael A. Condyles (VA 27807)
KIRKLAND & ELLIS LLP	Peter J. Barrett (VA 46179)
Citigroup Center	Ronald A. Page, Jr. (VA 71343)
153 East 53rd Street	KUTAK ROCK LLP
New York, New York 10022-4611	Bank of America Center
Telephone: (212) 446-4800	1111 East Main Street, Suite 800
Richmond, Virginia 23219-3500
and	Telephone: (804) 644-1700

Anup Sathy, P.C. (IL 6230191)
Marc J. Carmel (IL 6272032)
KIRKLAND & ELLIS LLP
200 East Randolph Drive
Chicago, Illinois 60601-6636
Telephone: (312) 861-2000

Co-Counsel to the Debtors

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

In re:	)	Case No. 07-33849
	)	Jointly Administered
MOVIE GALLERY, INC., et al.,[1]	)	Chapter 11
	)	Hon. Douglas O. Tice, Jr.
Debtors.	)
)

MOTION OF THE DEBTORS FOR AN ORDER

APPROVING THE DEBTORS’ KEY EMPLOYEE INCENTIVE PLAN

The above-captioned debtors (collectively, the “Debtors”) hereby move the Court, pursuant to this motion (the “Motion”), for the entry of an order, substantially in the form of Exhibit A, approving the Debtors’ Key Employee Incentive Plan (the “KEIP”). In support of this Motion, the Debtors respectfully state as follows:

[1]	The Debtors in these proceedings are: Movie Gallery, Inc.; Hollywood Entertainment Corporation; M.G. Digital, LLC; M.G.A. Realty I, LLC; MG Automation LLC; and Movie Gallery US, LLC.

Jurisdiction

1. The Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334. This matter is a core proceeding within the meaning of 28 U.S.C. § 157(b)(2).

2. Venue is proper pursuant to 28 U.S.C. §§ 1408 and 1409.

3. The statutory bases for the relief requested herein are sections 363(b) and 503(c) of the Bankruptcy Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”).

Background

4. On October 16, 2007 (the “Commencement Date”), each of the Debtors filed a petition with the Court under chapter 11 of the Bankruptcy Code (collectively, the “Chapter 11 Cases”). The Debtors are operating their businesses and managing their property as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No request for the appointment of a trustee or examiner has been made in these Chapter 11 Cases. On October 18, 2007, the Court entered an order jointly administering the Debtors’ Chapter 11 Cases pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”). On October 18, 2007, the United States trustee appointed an official committee of unsecured creditors pursuant to section 1102 of the Bankruptcy Code (the “Committee”).

5. The Debtors are the second largest North American home entertainment specialty retailer. They currently operate more than 3,000 retail stores located throughout all 50 states. They rent and sell DVDs, videocassettes and video games through three distinct brands—Movie Gallery, Hollywood Video and Game Crazy.

6. In 2006, the aggregate annual revenues of the Debtors and their non-Debtor affiliates, including rental revenue and product sales, exceeded $2.5 billion. Of this amount, approximately

56% was attributed to DVD rentals, 15% to the sale of previously-rented DVDs, VHS cassettes and video games, 13% to the sale of new and used gaming products, 7% to game rentals, 4% to the sale of concessions and other miscellaneous products, 3% to the sale of movie-related products and merchandise and 2% to VHS cassette rentals. As of December 2, 2007, the Debtors and their non-Debtor affiliates employed approximately 38,400 employees, including approximately 6,800 full-time employees and 31,600 part-time employees.

7. Several factors led to the filing of these Chapter 11 Cases. First, the video rental industry is highly competitive. The Debtors face direct competition from competitors such as Blockbuster and Netflix and indirect competition from pay-per-view, cable television and big-box retailers who sell DVDs at increasingly lower prices. Furthermore, recent box office receipts of rental releases have declined over the previous year, contributing to an industry-wide decline in demand for video rentals. Finally, as the Debtors’ financial performance deteriorated, they experienced contracting trade terms, which had a negative impact on the Debtors’ liquidity, which, in turn, contributed to the Debtors’ inability to comply with certain financial covenants under their credit agreements.

8. The Debtors’ successful emergence from chapter 11 protection and the Debtors’ future is dependent on their ability to meet challenging short-term and long-term performance goals. There is no doubt that the Debtors’ management and executives are an extremely important factor in meeting and exceeding these goals.

9. Furthermore, the commencement of the Debtors’ Chapter 11 Cases has exacerbated normal employee attrition due to heightened employee concerns regarding possible job loss and has led to increased employee responsibilities, requiring longer hours and imposing additional burdens.

Thus, at a time when the Debtors most need the continued efforts and loyalty of their employees, the Debtors must take proactive steps to ensure that incentives are in place to allow their employees to remain loyal, despite potential prospects with competitors or other employers and perceived uncertainty regarding future employment opportunities with the Debtors.

10. Therefore, the Debtors, with input from their advisors (including their human resources consultant) and their constituents in these Chapter 11 Cases, have evaluated their existing compensation structure and historical compensation plans to create a fair, objective and incentive-based compensation structure for their employees that aligns employee interests with those of the Debtors’ stakeholders to encourage maximum effort and performance during this difficult restructuring process.

11. The KEIP has two components: 2

a.	Management Incentive Plan. The Management Incentive Plan provides a potential bonus computed—in a similar manner to the Debtors’ historical bonus plan—based on a percentage of each participant’s salary, to be awarded if the Debtors achieve certain EBITDA (earnings before interest, taxes, depreciation and amortization) levels and computed and awarded on a quarterly or semi-annual basis depending upon the participant’s position (the “Management Incentive Plan”).

b.	Supplemental Incentive Plan. The Supplemental Incentive Plan provides a bonus computed as a percentage of earnings to be awarded to eligible participants as soon as practicable after June 30, 2008, if such participants have satisfied the tailored objectives established in accordance with the plan (the “Supplemental Incentive Plan”).

[2]	The description herein is solely for the benefit of the Court and parties in interest. If there are any inconsistencies between the description of the terms herein and the KEIP, the KEIP shall control. The KEIP will be shared with the Core Group (as defined in the Notice, Case Management and Administrative Procedures established by the Order Establishing Certain Notice, Case Management and Administrative Procedures [Docket No. 88] entered on October 17, 2007) and is available to other parties in interest upon reasonable request of the Debtors’ undersigned counsel.

A.	Management Incentive Plan

12. The Management Incentive Plan is designed to incentivize eligible employees to help the Debtors maximize EBITDA. Payouts under the Management Incentive Plan are predicated upon the Debtors’ achievement of specific EBITDA targets incorporated in the Debtors’ 2008 forecast, which was prepared as of December 17, 2007 and distributed to key creditor constituents at that time.3

a.	Performance Periods: For participants at the Senior Vice President level and above, the Management Incentive Plan is a semi-annual plan with a bonus period that commences on January 7, 2008 and ends on July 6, 2008, which is based on the Debtors’ fiscal calendar. For participants at the Vice President level and below, the Management Incentive Plan is a quarterly plan with the first bonus period commencing on January 7, 2008 and ending on April 6, 2008 and the second bonus period commencing on April 7, 2008 and ending on July 6, 2008.

b.	Measure: Bonus payments are calculated by multiplying (i) the participant’s Actual Earnings[4] for the bonus period, by (ii) the applicable bonus percentage based on each participant’s title, which ranges from 60% (Executive Vice Presidents and above) to 8.5% (supervisors), by (iii) the adjustment based on the level of EBITDA achieved, which ranges from 150% for 112.5% of “Target EBITDA” to 0% (for Senior Vice President level participants and above) and 50% (for Vice President level participants and below) for 87.5% of “Target EBITDA,” with a straight-line amortization between these percentages for EBITDA achievements between these ranges.

If the Debtors do not achieve at least 87.5% of Target EBITDA, no bonus will be paid.

c.	Participant Pool: All salaried full-time, non-temporary employees in corporate cost centers are eligible for the Management Incentive Plan.

[3]	The Management Incentive Plan calculates four separate “Target EBITDAs” to be used for participants based on the responsibilities of the participants. There is a Target EBITDA calculation for Movie Gallery, Inc. for employees who have responsibilities for the combined enterprise and separate Target EBITDAs for each of the Hollywood Video, Game Crazy and Movie Gallery divisions for employees whose work is directly for one of those three divisions.
[4]	“Actual Earnings” under the KEIP is basically a participant’s regular base salary.

d.	Cost: The semi-annual cost for the Management Incentive Plan is approximately $3.2 million if the Debtors meet the Target EBITDA amounts, which is estimated to include approximately 400 employees.

B.	Supplemental Incentive Plan

13. The Supplemental Incentive Plan is designed to incentivize eligible employees to meet tailored performance goals and ensure that the Debtors meet their overall restructuring goals. The Supplemental Incentive Plan is a broad-based bonus plan that includes full-time employees at the Vice President level and below who are in positions that are important to the Debtors’ ongoing business, including support center and distribution center personnel and District Managers and above in field operations. Given the roles of such individuals, the Debtors believe the Supplemental Incentive Plan does not include any insiders, as that term is used in section 503(c) of the Bankruptcy Code. Eligible employees will be offered a Supplemental Incentive Plan bonus of up to 20% of such employee’s Actual Earnings during the Bonus Period.

a.	Performance Periods: The bonus period for the Supplemental Incentive Plan is from January 7, 2008 to June 30, 2008.

b.	Measure: Eligible employees will be offered a Supplemental Incentive Plan bonus of up to 20% of such employee’s Actual Earnings during the bonus period, and the maximum bonus to any individual employee will not exceed $20,000. Once employees have been identified to receive a Supplemental Incentive Plan award, appropriate performance objectives relating to the reorganization or other critical business initiatives will be formulated. Incentive payouts will depend on each participant’s successful achievement of the stated objectives.

c.

Participant Pool: The Supplemental Incentive Plan participants will include key salaried and hourly, non-temporary employees in positions of Vice President and below that are critical to the Debtors’ ongoing business in the support centers, distribution centers and field management. The Supplemental Incentive Plan will be considered for employees who meet one or more of the following criteria: (i) fulfill unique and/or critical job duties, including specialized technical skills; (ii) provide leadership skills within one or multiple departments; (iii) the voluntary separation of the employees would put the organization and its significant initiatives at risk; (iv) replacing the employees would require the use of external agencies with associated fees; and (v) are at significant risk of being hired away from the Debtors.

d.	Cost: The Supplemental Incentive Plan payments are capped at $1.5 million, which is estimated to include approximately 400 employees.

Relief Requested

14. For the reasons stated herein, the Debtors respectfully request that the Court approve the KEIP.

Basis for Relief

A.	Applicable Legal Standard

15. Section 503(c)(3) of the Bankruptcy Code provides, in relevant part, that “there shall be neither allowed nor paid—other transfers or obligations that are outside the ordinary course of business and not justified by the facts and circumstances of the case.…”

16. Courts have generally used a form of the “business judgment” standard to determine whether incentive programs and the payments thereunder meet the section 503(c)(3) “facts and circumstances” standard. See, e.g., In re Dana Corp., 358 B.R. 567, 576-77 (Bankr. S.D.N.Y. 2006) (acknowledging that courts review a key employee incentive program by considering the standards of the sound business judgment test); In re Silicon Graphics, Inc., Case No. 06-10977 (Bankr. S.D.N.Y. July 27, 2006) (approving employee incentive plan under section 363 of the Bankruptcy Code); In re Nobex Corp., Case No. 05-20050 (Bankr. D. Del. May 15, 2006 and Dec. 21, 2005) (order approving the management incentive plan at issue was entered Jan. 20, 2006) (ruling that “[section] is the catch-all and the standard … for any transfers or obligations made outside the ordinary course of business … that are justified by the facts and circumstances of the case … I find it quite frankly nothing more than a reiteration of the standard under 363 … the business judgment of the debtor …”); In re Delta Air Lines, Inc., Case No. 05-17923 (Bankr. S.D.N.Y. Feb. 3, 2006) (approving retention plan under section 363(b) of the Bankruptcy Code).

17. Section 363 of the Bankruptcy Code provides, in relevant part, that “[t]he [debtor], after notice and a hearing, may use, sell, or lease, other than in the ordinary course of business, property of the estate.” 11 U.S.C. § 363(b)(1). Under this section, a court may authorize a debtor to use property of the estate when such use has a “sound business purpose” and when the use of the property is proposed in good faith. See In re W.A. Mallory Co., 214 B.R. 834, 836 (Bankr. E.D. Va. 1997); In re WBQ P’ship, 189 B.R. 97, 102 (Bankr. E.D. Va. 1995).

18. Courts generally require a debtor to demonstrate that a valid business purpose exists for the use of estate property in a manner that is not in the ordinary course of business. See In re Lionel Corp., 722 F.2d 1063, 1070-71 (2d Cir. 1983). Once the debtor has articulated a valid business justification, a presumption arises that the debtor’s decision was made on an informed basis, in good faith and in the honest belief the action was in the best interest of the company. See In re Integrated Res., Inc., 147 B.R. 650, 656 (Bankr. S.D.N.Y. 1992). Furthermore, once “the debtor articulates a reasonable basis for its business decisions (as distinct from a decision made arbitrarily or capriciously), courts will generally not entertain objections to the debtor’s conduct.” In re Johns-Manville Corp., 60 B.R. 612, 616 (Bankr. S.D.N.Y. 1986). The business judgment rule has vitality in chapter 11 cases and shields a debtor’s management from judicial second-guessing. See Integrated Res., 147 B.R. at 656; Johns-Manville, 60 B.R. at 615-16 (“[T]he Code favors the continued operation of a business by a debtor and a presumption of reasonableness attaches to a debtor’s management decisions.”). Thus, if a debtor’s actions satisfy the business judgment rule, then the transaction in question should be approved under section 363(b)(1).

B.	KEIP Has a Sound Business Purpose

19. The Debtors have a “sound business purpose” for, and have properly exercised their business judgment in developing, the KEIP. In so doing, they have satisfied the standards of section 363(b) and have, likewise, satisfied the “facts and circumstances” test set forth in section 503(c)(3).

20. The KEIP is a comprehensive incentive program with a single overarching goal: incentivize employees to maximize the value of the Debtors’ estates for the benefit of creditors and parties in interest. The awards are generally based on the Debtors’ progress in achieving this articulated goal. Without focused effort by participants to achieve the specified EBITDA goals of the Management Incentive Plan, the Debtors may be unable to achieve their goals and participants will not be rewarded. Additionally, the Debtors’ restructuring is dependant upon the achievement of the objectives to be included in the Supplemental Incentive Plan.

21. Moreover, the EBITDA goals set forth in the KEIP are important to the Debtors’ successful and expeditious completion of these Chapter 11 Cases. The Debtors recognize that achieving these financial performance goals will enhance the value of their estates and thereby maximize creditor recoveries in a variety of ways. Participation in the KEIP is based upon certain employees’ expected role in the Debtors’ continuing restructuring efforts, their general influence over the Debtors’ meeting their overall restructuring objections and their potential to aid the Debtors’ achievement of EBITDA levels upon which the Debtors’ reorganization is based.

22. The KEIP award pool, expected to aggregate approximately $4.7 million for the first half of 2008, is more than reasonable in view of the benefits the Debtors’ estates will receive if the Debtors meet their financial performance goals and expeditiously exit chapter 11. Indeed, the Debtors estimate that they will benefit more from exiting chapter 11 even one month early than the entire cost of the KEIP.

C.	KEIP Is Consistent with the Debtors’ Business Plan

23. During December 2007, the Debtors distributed to all of their key creditor constituencies a forecast of their budget for fiscal year 2008. That forecast projected accrued amounts for bonuses of up to $6 million for the year. The aggregate payments under the KEIP are expected to be less than this amount—approximately $4.7 million—if the Debtors achieve the Target EBITDAs and all of the payments under the Supplemental Incentive Plan are earned and paid.5 Even if these goals are achieved, the total payments under the KEIP could also be substantially less than the $4.7 million total if the KEIP participants are not all employed at the time of the KEIP payments. Additionally, while the KEIP payments could exceed $4.7 million, that would only occur if the Debtors’ EBITDA exceeded the Target EBITDAs. This would be an indication that the Debtors are performing better than their business plan, which is a result that would benefit all creditors and parties in interest.

D.	KEIP Is Consistent with Previously Approved Key Employee Incentive Programs

24. The Management Incentive Plan is consistent with key employee incentive programs that have been approved by courts in cases affected by the Bankruptcy Abuse Prevention and Consumer Protection Act of 2005 (“BAPCPA”). See, e.g., In re Dura Auto. Sys., Inc., Case No. 06-11202 (Bankr. D. Del. June 1, 2007) (approving management incentive plan payments based on EBITDA targets); In re Dana Corp., Case No. 06-10354 (Bankr. S.D.N.Y. Dec. 18, 2006) (approving

[5]	If the KEIP is extended throughout the entire 2008 fiscal year and the EBITDA targets are met, the total cost of the KEIP could be approximately $7.9 million, assuming all KEIP participants remain with the Debtors and the Supplemental Incentive Plan bonuses are all paid. Therefore, the KEIP is consistent with amounts projected in the 2008 forecast.

management incentive plan payments based on EBITDAR targets); In re Nellson Nutraceutical, Inc., Case No. 06-10072 (Bankr. D. Del. July 18, 2006) (approving management incentive plan payments based on EBITDA targets); In re Musicland Holding Corp., Case No. 06-10064 (Bankr. S.D.N.Y. Feb. 1, 2006) (same).

25. Additionally, courts have approved programs that are similar to the Management Incentive Plan post-BAPCPA. See, e.g., In re Riverstone Networks, Inc., Case No. 06-10110 (Bankr. D. Del. Apr. 3, 2006) (approving program with awards based upon individual achievement of certain criteria); In re Pliant Corp., Case No. 06-10001 (Bankr. D. Del. Mar. 14, 2006) (same); see also In re Werner Holding Co. (DE), Inc., Case No. 06-10578 (Bankr. D. Del. Aug. 22, 2006) (approving program based on both individual performance goals and company achieving certain performance levels).

Conclusion

26. The Debtors’ management and executives have spent the time shortly before the Commencement Date and the months since then concentrating on preparing the Debtors to exit bankruptcy after a significant financial and operational restructuring. During this time, they have maintained focus while the restructuring has increased their responsibilities and the industry has undergone significant turmoil. Through all of this, the Debtors have significantly decreased their operational costs as a result of these efforts. At the same time, these individuals have negotiated a consensual plan of reorganization with all of the Debtors’ key constituents. To ensure that the labor of these individuals achieves the ultimate goal, approval of the KEIP is essential.

27. As such, the Debtors respectfully submit that they have satisfied the requirements of sections 363(b) and 503(c) of the Bankruptcy Code and have established that there is a “sound business purpose” for the KEIP. The Debtors respectfully request that the Court approve the KEIP as being fair and reasonable and in the best interests of their estates and parties in interest.

Notice

28. Notice of this Motion has been given to the Core Group and the 2002 List as required by the Case Management Procedures.6 In light of the nature of the relief requested, the Debtors respectfully submit that no further notice is required.

No Prior Request

29. No prior motion for the relief requested herein has been made to this or any other court.

[6]

Capitalized terms used in this paragraph 28 but not otherwise defined herein shall have the meanings set forth in the Notice, Case Management and Administrative Procedures established by the Order Establishing Certain Notice, Case Management and Administrative Procedures [Docket No. 88] entered on October 17, 2007.

WHEREFORE, for the reasons set forth herein, the Debtors respectfully request that the Court enter an order, substantially in the form attached hereto as Exhibit A, (a) approving the Debtors’ KEIP and (b) granting such other and further relief as is just and proper.

Richmond, Virginia	/s/ Marc J. Carmel
Dated: February 15, 2008	Richard M. Cieri (NY 4207122)
KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4611
Telephone: (212) 446-4800
Facsimile: (212) 446-4900

and

Anup Sathy, P.C. (IL 6230191)
Marc J. Carmel (IL 6272032)
KIRKLAND & ELLIS LLP
200 East Randolph Drive
Chicago, Illinois 60601-6636
Telephone: (312) 861-2000
Facsimile: (312) 861-2200

and

Michael A. Condyles (VA 27807)
Peter J. Barrett (VA 46179)
Ronald A. Page, Jr. (VA 71343)
KUTAK ROCK LLP
Bank of America Center
1111 East Main Street, Suite 800
Richmond, Virginia 23219-3500
Telephone: (804) 644-1700
Facsimile: (804) 783-6192
Co-Counsel to the Debtors

EXHIBIT A

Richard M. Cieri (NY 4207122)	Michael A. Condyles (VA 27807)
KIRKLAND & ELLIS LLP	Peter J. Barrett (VA 46179)
Citigroup Center	Ronald A. Page, Jr. (VA 71343)
153 East 53rd Street	KUTAK ROCK LLP
New York, New York 10022-4611	Bank of America Center
Telephone: (212) 446-4800	1111 East Main Street, Suite 800
Richmond, Virginia 23219-3500
and	Telephone: (804) 644-1700

Anup Sathy, P.C. (IL 6230191)
Marc J. Carmel (IL 6272032)
KIRKLAND & ELLIS LLP
200 East Randolph Drive
Chicago, Illinois 60601-6636
Telephone: (312) 861-2000

Co-Counsel to the Debtors

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

In re:	)	Case No. 07-33849
	)	Jointly Administered
MOVIE GALLERY, INC., et al.,[1]	)	Chapter 11
	)	Hon. Douglas O. Tice, Jr.
Debtors.	)
)

ORDER APPROVING THE DEBTORS’ KEY EMPLOYEE INCENTIVE PLAN

Upon the motion (the “Motion”)2 of the above-captioned debtors (collectively, the “Debtors”) for the entry of an order (the “Order”) approving the Debtors’ Key Employee Incentive Plan (“KEIP”); it appearing that the relief requested in the Motion is in the best interests of the Debtors’ estates, their creditors and other parties in interest; the Court having jurisdiction to consider the Motion and the relief requested therein pursuant to 28 U.S.C. §§ 157 and 1334; consideration of the Motion and the relief requested therein being a core proceeding pursuant to 28 U.S.C. § 157(b);

[1]	The Debtors in these proceedings are: Movie Gallery, Inc.; Hollywood Entertainment Corporation; M.G. Digital, LLC; M.G.A. Realty I, LLC; MG Automation LLC; and Movie Gallery US, LLC.
[2]	Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Motion.

venue being proper before the Court pursuant to 28 U.S.C. §§ 1408 and 1409; proper notice of the Motion having been provided to all necessary and appropriate parties, including pursuant to the Order Establishing Certain Notice, Case Management and Administrative Procedures [Docket No. 88] entered by the Court on October 17, 2007, and no further notice being necessary; and after due deliberation and sufficient cause appearing therefor, it is hereby ORDERED, ADJUDGED and DECREED that

1. The Motion is granted in its entirety.

2. The Debtors’ KEIP is approved and the payments made in contemplation thereof constitute transfers and obligations permitted by sections 363(b) and 503(c)(3) of the Bankruptcy Code.

3. The Debtors are authorized to make payments under the KEIP without further notice.

4. Every payment and distribution obligation of the Debtors under the KEIP shall be treated as an administrative expense pursuant to section 503(b)(1)(A) of the Bankruptcy Code.

5. The Debtors are authorized to take all actions necessary to effectuate the relief granted pursuant to this Order in accordance with the Motion.

6. The terms and conditions of this Order shall be immediately effective and enforceable upon its entry.

7. The Court retains jurisdiction with respect to all matters arising from or related to the implementation of this Order.

United States Bankruptcy Judge

2

We ask for this:

/s/
Richard M. Cieri (NY 4207122)
KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4611
Telephone: (212) 446-4800
Facsimile: (212) 446-4900

and

Anup Sathy, P.C. (IL 6230191)
Marc J. Carmel (IL 6272032)
KIRKLAND & ELLIS LLP
200 East Randolph Drive
Chicago, Illinois 60601-6636
Telephone: (312) 861-2000
Facsimile: (312) 861-2200

and

Michael A. Condyles (VA 27807)
Peter J. Barrett (VA 46179)
Ronald A. Page, Jr. (VA 71343)
KUTAK ROCK LLP
Bank of America Center
1111 East Main Street, Suite 800
Richmond, Virginia 23219-3500
Telephone: (804) 644-1700
Facsimile: (804) 783-6192

Co-Counsel to the Debtors

3

Richard M. Cieri (NY 4207122)	Michael A. Condyles (VA 27807)
KIRKLAND & ELLIS LLP	Peter J. Barrett (VA 46179)
Citigroup Center	Ronald A. Page, Jr. (VA 71343)
153 East 53rd Street	KUTAK ROCK LLP
New York, New York 10022-4611	Bank of America Center
Telephone: (212) 446-4800	1111 East Main Street, Suite 800
Richmond, Virginia 23219-3500
and	Telephone: (804) 644-1700

Anup Sathy, P.C. (IL 6230191)
Marc J. Carmel (IL 6272032)
KIRKLAND & ELLIS LLP
200 East Randolph Drive
Chicago, Illinois 60601-6636
Telephone: (312) 861-2000

Co-Counsel to the Debtors

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

In re:	)	Case No. 07-33849
	)	Jointly Administered
MOVIE GALLERY, INC., et al.,[1]	)	Chapter 11
	)	Hon. Douglas O. Tice, Jr.
Debtors.	)
)

NOTICE OF MOTION OF THE DEBTORS FOR AN ORDER APPROVING THE

DEBTORS’ KEY EMPLOYEE INCENTIVE PLAN AND NOTICE OF HEARING UPON

OBJECTION

PLEASE TAKE NOTICE THAT the above-captioned debtors (collectively, the “Debtors”) have filed with the Court the Motion of the Debtors for an Order Approving the Debtors’ Key Employee Incentive Plan (the “Motion”).

[1]	The Debtors in these proceedings are: Movie Gallery, Inc.; Hollywood Entertainment Corporation; M.G. Digital, LLC; M.G.A. Realty I, LLC; MG Automation LLC; and Movie Gallery US, LLC.

PLEASE TAKE FURTHER NOTICE THAT your rights may be affected. You should read these papers carefully and discuss them with your attorney, if you have one in these bankruptcy cases. (If you do not have an attorney, you may wish to consult one.)

PLEASE TAKE FURTHER NOTICE THAT in connection with the Debtors’ chapter 11 cases, an Order Establishing Certain Notice, Case Management and Administrative Procedures [Docket No. 88] (the “Case Management Order”) was entered by the Court on October 17, 2007, which, among other things, prescribes the manner in which objections must be filed and served and when hearings will be conducted. A copy of the Case Management Order may be obtained at no charge at www.kccllc.net/moviegallery or for a fee via PACER at www.vaeb.uscourts.gov/.

PLEASE TAKE FURTHER NOTICE THAT if you do not timely file and serve a written objection to the relief requested in the Motion, the Court may deem any opposition waived, treat the Motion as conceded and enter an order granting the relief requested in the Motion without further notice or a hearing.

PLEASE TAKE FURTHER NOTICE THAT in accordance with the Case Management Order, if you wish to oppose the Motion, on or before 5:00 p.m. prevailing Eastern Time on February 22, 2008, or such shorter time as the Court may hereafter order and of which you may receive subsequent notice (the “Objection Deadline”), you must file with the Court, at the address shown below, a written objection pursuant to Local Bankruptcy Rule 9013-1 and the Case Management Order:

Clerk of the Court
United States Bankruptcy Court
1100 East Main Street, Room 301
Richmond, Virginia 23219

2

PLEASE TAKE FURTHER NOTICE THAT in accordance with the Case Management Order, you must also serve a copy of your written objection on the Core Group, the 2002 List and the Affected Entities, as such terms are defined in Exhibit 1 to the Case Management Order so that the documents are received on or before the Objection Deadline.

PLEASE TAKE FURTHER NOTICE THAT no hearing is requested in this matter. If an objection is filed, however, the matter will be scheduled for the next applicable Omnibus Hearing, as such term is defined in Exhibit 1 of the Case Management Order, which hearing will be conducted on February 26, 2008 at 2:00 p.m. prevailing Eastern Time, in the United States Bankruptcy Court, 1100 East Main Street, Room 335, Richmond, Virginia 23219.

PLEASE TAKE FURTHER NOTICE THAT you should consult the Case Management Order before filing any written objection to the Motion.

3

Richmond, Virginia	/s/ Marc J. Carmel
Dated: February 15, 2008	Richard M. Cieri (NY 4207122)
KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4611
Telephone: (212) 446-4800
Facsimile: (212) 446-4900

and

Anup Sathy, P.C. (IL 6230191)
Marc J. Carmel (IL 6272032)
KIRKLAND & ELLIS LLP
200 East Randolph Drive
Chicago, Illinois 60601-6636
Telephone: (312) 861-2000
Facsimile: (312) 861-2200

and

Michael A. Condyles (VA 27807)
Peter J. Barrett (VA 46179)
Ronald A. Page, Jr. (VA 71343)
KUTAK ROCK LLP
Bank of America Center
1111 East Main Street, Suite 800
Richmond, Virginia 23219-3500
Telephone: (804) 644-1700
Facsimile: (804) 783-6192

Co-Counsel to the Debtors

4